3 rd Quarter Earnings Presentation September 4, 2008 Exhibit 99.1

Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Such forward-
looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,”
“anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions. For a further description of these factors, see Item 1A. Risk
Factors included within our Form 10-Q for the period ended July 31, 2008 and our
Form 10-K for the year ended October 31, 2007, which were filed on
September 3, 2008 and May 29, 2008, respectively.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.

Other Cautionary Legends
• The financial information herein contains both audited and preliminary/unaudited information and has been prepared by
management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing
business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs) and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our
operating segments. A reconciliation to the most appropriate
GAAP number is included in the appendix of this presentation.

We expect our strategy will enable us to
deliver our 2009 goals
Leveraging what we have and what others have built
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
– $1.6 Billion at 414,000 industry volumes
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
–Grow Parts
–Non-Traditional/Expansion Markets
• Controlling our Destiny

Executing on our strategy

Note:  We anticipate school bus market share returning to historic norms by Fiscal Year End.
Navistar share of shipments data 3Q08 3Q07
Bus (School) 48.2% 59.3% (11.1) ppt
Medium (Class 6-7) 39.2% 34.4% 4.8 ppt
SSVC 34.4% 26.4% 8.0 ppt
Heavy 18.9% 15.3% 3.6 ppt
Combined Class 8 (Heavy & Severe Service) 24.6% 19.3% 5.3 ppt
Total Navistar 30.3% 27.2%
3.1 ppt
Quarter-over-Quarter
PPT Change
Military business and Severe Service continue to grow
ProStar
and LoneStar
®
are redefining the market
Navistar’s MWM and GM announce a 420,000 engine supply agreement
We broke ground on our Mahindra joint venture plant; truck development testing underway
Navistar and American LaFrance announce a vocational truck joint venture
First Big Bore Engine delivered
First Student announces potential $1.2 billion purchase agreement with Navistar, Inc.’s IC Bus
Caterpillar and Navistar to pursue strategic alliance
TM

500,000
400,000
300,000
200,000
U.S. and Canada Class 6-8 Retail Industry
Former industry thinking
Current industry thinking

Sales and Revenues

Navistar WW shipments

23,000
23,500
24,000
24,500
25,000
25,500
26,000
26,500
27,000
27,500
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
3Q07 3Q08
-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
3Q07 3Q08
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
3Q07 3Q08
Q3 2008 Financial Information
Consolidated Revenues
($ in billions)
3Q07 $3.0
3Q08 $4.0
Manufacturing Segment Profit ($ in millions)
3Q07 $115
3Q08 $413
Diluted earnings (loss) per share
3Q07 $(.05)
3Q08 $3.68
US & Canada Class 6-8 Retail Industry

FY 2008 – Q3 impact on Full Year Guidance

Manufacturing Segment Profit $950 $1,000 $1,050 $1,100
Corporate Items ($430) ($400) ($385) ($375)
Interest Expense ($160) ($140) ($150) ($140)
Financial Services Profit $20 $50 $10 $25
Sub total - Below the line range: ($570) ($490) ($525) ($490)
Consolidated Income Before Income Tax $380 $510 $525 $610
Tax Expense ($68) ($92) ($58) ($62)
Net Income $312 $418 $467 $548
Diluted  EPS $4.26 $5.72 $6.35 $7.45
Memo - Professional fees included above
in corporate items: ($160) ($140) ($160) ($140)
FY 2008
($Millions)
Guidance Guidance
FY 2008
($Millions)
Previous Current

500,000
400,000
300,000
200,000
U.S. and Canada
Class 6-8 Retail Industry
Former
industry
thinking
Current
industry
thinking

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
Economic uncertainty about 2009
and 2010:
• 2009 no longer the peak and
2010 no longer the trough
Reality:
• Age of Fleet increasing
• Fuel coming down
• Tonnage slightly better
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 20,000 22,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 52,000 55,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 163,000 168,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 235,000 245,000
FY 08
Historical Information
United States and Canadian Class 6-8 Truck Industry -  Retail Sales Volume
Current
Actual Guidance
2nd half of 2009 will determine total industry size
Note:  Navistar intends to update 2009 Guidance on the 4Q 2008 conference call.  Navistar’s fiscal year is 11/1 – 10/31.

ATA Truck Tonnage

through June 2008

2000=100.0
125.0
120.0
115.0
110.0
105.0
100.0
95.0
Jan-02
Apr
Jul
Oct
Jan-03
Apr
Jul
Oct
Jan-04
Apr
Jul
Oct
Jan-05
Apr
Jul
Oct
Jan-06
Apr
Jul
Oct
Jan-07
Apr
Jul
Oct
Jan-08
Apr

Weekly U.S Retail On-Highway Diesel Prices
Average All Types

Dollars per Gallon

6.1
6.3
6.0
5.6
5.4
5.4
5.5
5.5
5.5
5.7
5.9
5.8
6.0
6.2

Diesel - Gasoline Price

through Aug.4, 2008

Diesel - Gasoline Cents
100.0
80.0
60.0
40.0
20.0
0.0
-20.0
-40.0
-60.0
Jan 30, 2006
Mar 30, 2006
May 30, 2006
Jul 30, 2006
Sep 30, 2006
Nov 30, 2006
Jan 30, 2007
Mar 30, 2007
May 30, 2007
Jul 30, 2007
Sep 30, 2007
Nov 30, 2007
Jan 30, 2008
Mar 30, 2008
May 30, 2008
Jul 30, 2008

Industry Environment Today

AVERAGE AGE:
U.S. Class 8 Active Population
1990 - 2008 Forecast
90 92 94 96 98 00 02 04 06 08
4.8
5.0
5.2
5.4
5.6
5.8
6.0
6.2
6.4
6.6
6.8
Avg. Age in Years
Source:  ACT Research

We expect our strategy will enable us to
deliver our 2009 goals
Leveraging what we have and what others have built
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
– $1.6 Billion at 414,000 industry volumes
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
–Grow Parts
–Non-Traditional/Expansion Markets
• Controlling our Destiny

PROStar is approximately 7% more aerodynamic than competitive products

PROStar

PROStar

NAVISTAR

Delivers on its promise
6.9
mpg
Fleet A
7.0
mpg
Fleet B
7.2
mpg
Fleet C
7.2
mpg
Fleet D
7.7
mpg
Fleet E
At 150,000 to
200,000 miles a
year, the
saves $8,750-
11,670 a year in
fuel!
•
The average
line haul costs
$110,000
•
Commodities
have increased
$2,300 per truck
•
Diesel was at $5
a gallon
•
has
7% fuel savings

12 Combined Class 8 Retail Market Share 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 3Q07 3Q08 Great Products: Class 8 Growth

MAXXFORCE
INTERNATIONAL DIESEL POWER®

Torque (ft-lbs)
1600
1400
1200
1000
800
600
400
200
0
500
700
900
1100
1300
1500
1700
1900
2100
2300
Engine Speed (rpm)
MaxxForce 13
Typical Class 8 Diesel Truck Engine
Torque Loss Comparison

Horsepower Per Pound
MaxxForce 13

Gallons Per Hour

Outstanding Power Characteristics 13 Competitor A Competitor C Competitor D Competitor B Designed for Payload Best-in-Class Fuel Usage @ Idle 0 0.1 0.2 0.3 0.4 0.5 0.6 MaxxForce 13 Competitor A

Competitive Cost Structure
Key Component of COGS
Strategic initiatives
ProStar
MaxxForce Big Bore 11L / 13L
Scale
Strategic Partnerships
Mahindra International
South America
CAT
Global Sourcing
Performance on track / Volume /
Dollar Weakness
Overall goal is to continuously
seek the needed quality at the
best price
Greater Flexibility
Eliminated guaranteed
employment
Productivity
Trades
Stewards / Reps
Sourcing non-core jobs
Improved Manufacturing
Cost Structure
Wages frozen
Healthcare contained
New hire package competitive
Wages
Postretirement
Labor Operating Efficiencies Materials
TM
TM

Engine: Brazil Based Growth NGD 3.0L NGD 3.0L Acteon 15K Acteon Former Soviet Union China India 50K 100K 40K Acteon North America 15

NAVISTAR® CATERPILLAR®

CAT
Lift Trucks

CAT

NAVISTAR®

Profitable Growth Strategic Alliance MOU International Branded Mahindra Based COE CAT Branded COE CAT Branded Navistar Based Severe Service Conventional Product Offerings 16

Controlling Our Destiny via Leveraging our Assets 17 LCOE Vocational Truck 6,000 Unit Niche Industry MOU with San Marino Integrated Commercial Bus

Profitable Growth – Navistar Defense
Sustainment / Reset / Remanufacturing
Tactical
7000 MV
AFMTV
Afghan
Taiwan
FMS-Canada
FMS-UK
FMS-Other
Militarized /
supporting vehicles
5000 MV
Armored Line
Haul Tractor
TACOM-other urgent
requirements
MXT
MRAP
U.S. & Foreign
MaxxPro Dash
Smaller MaxxPro
Future Opportunities
FMTV
HET
M915
JLTV
We believe the military business is a $1.5 to $2 Billion
sustainable business
Navistar Defense Group

Military – Portfolio of Platforms 19

MEAP Integration (Delivered April ’08) MaxxPro MaxxPro MEAP MaxxPro Plus MaxxPro Plus w/ EFP EFP Installation (Delivered May ’08) MaxxPro Evolution – Flexibility 20

54’
54’
TURNING RADIUS       20-30%   OFF-ROAD CAPABILITY        >5000 LBS. LIGHTER
TURNING RADIUS       20-30%   OFF-ROAD CAPABILITY        >5000 LBS. LIGHTER
Production–Ready
CARRYOVER
CARRYOVER
SURVIVABILITY
SURVIVABILITY
16” shorter
height
8”shorter wheelbase
INCREASED MOBILITY
INCREASED MOBILITY

Parts Sales by Year
$2,000
$1,500
$1,000
$500
$0
FY 2005
FY 2006
FY 2007
FY 2008 Fcst
FY 2009 Fcst

NAVISTAR

$1.4
$1.5
$1.6
$1.8 to $1.9
$2.3 to $2.5

Parts Segment
Navistar Parts
Part Sales ($ in billions)
Focus on the Customer
• Superior Customer Experience
• Pull vs. Push
New Proprietary Products
•
MaxxForce™
11L / 13L
• Only Source
Leverage Our Strengths
• Largest Dealer Channel
• Innovative Customer Solutions
Growth
Increase Truck Share
Military Full Offering
• Parts
• Kits and Remanufacturing
• Services
Expansionary and export opportunities

Strategy to sustain and improve 2010
and beyond – EGR versus SCR
Why we choose EGR vs. SCR:
We believe SCR is a transitional-stop gap approach
SCR forces the burden of compliance on the customer
EGR builds on technologies we are using today without ongoing customer cost, complexity, and inconvenience
EGR has minimal, if any, adverse effects on fuel economy

SCR on a Typical Vehicle: Refuse Vocation
Urea Tank & Vertical Exhaust
Note:  Yellow High-Light Denotes SCR Part & Component, Size,
and Location Requirements
Refuse application – potential issues
-Body may move rearward
-Wheel Base growth
-Weight Distribution
-Arm interference with exhaust
-Pivot arm position relative to cab
Routing challenges
-OBD sensors
-UREA heater
-Hoses
Significant WB impacts
-AT module
-UREA tank
-Controls
-Weight Distribution
Adds ~ 400lbs
-Lower payload
-Weight distribution

SCR EGR
Additional Hardware – $4,000 to $5,000
Urea infrastructure / hassle
Payload Penalty – 400 – 500 lbs.
Lower Residual Value
Training
Complicated Technology
Launch Quality
TEM Impact
Committed to Non SCR Solution

U.S. and Canada
Class 6-8 Retail Industry
500,000
400,000
300,000
200,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Guidance
2009
2010
Former
industry
thinking
Current
industry
thinking

NAVISTAR

Class 8 Market Share
Military
MaxxForce
TM
Expansionary Growth
CAT JV
Mahindra JV
American LaFrance
MWM Engine Platforms
Parts Growth
EGR versus SCR
Controlling our Destiny

2009 / 2010+
Note:  Navistar intends to update 2009 Guidance on the 4Q 2008 conference call.  Navistar’s fiscal year is 11/1 – 10/31.

Commodity Challenges 27 Control Costs Recover in marketplace Provide differentiated value to end customer

2008 Liquidity
2007 / 2008 FY ($ millions)
Unaudited
Mfg. Cash Bal.: 10/31/2007
9 months
ended
July 31, 2008
Forecast
2008
October 31, 2006 $1,214
October 31, 2007 $722 $722
Approx. Cash Flows:
From Operations ($185) $134 large source
Dividends from NFC $400 $15 small source
From Investing / (Cap Ex) ($254) ($131) large use
From Financing / (Debt Paydown) ($453) ($164) large use
Mfg. Cash Bal.:
October 31, 2007 $722
July 31, 2008 $576
October 31, 2008 Fcst $750 - $850

NFC’s ability to fund itself largely unaffected
by credit crunch
• NFC retail activity primarily funded by facilities that do not require refinancing until 2010
• NFC has continued to obtain access to bank conduit markets to fund retail note acquisitions
• Over $1 B in retail notes have been financed since the subprime issues began to impact the asset securitization market
• We have sufficient credit capacity to absorb refinancing
– High portfolio credit quality permits continuing access to bank conduits
• Serviced receivables balances tracking to truck market trough
Retail Notes Bank Revolver
• Current Situation
– $0.9 B DFP receivables
– $1.0 B Funding Facility
(NFSC)
• NFSC terms
– Libor +49 bp
– Renewal process is
underway ahead of
November maturity
Off-balance sheet
• $500 million revolving
warehouse (TRIP)
– Acquired notes sold into TRIP
– TRIP warehouses, then
securitizes via bank conduits
• TRIP terms
– Libor  +28 bp
– Matures 2010
On-balance sheet
• $1.4 B Facility
– Initial funding of retail
note acquisitions
– Also funds
dealer / customer
open accounts
• Revolver terms
– Libor +225 bp
– Matures July 2010
On-balance sheet
Dealer Floor Plan (DFP)

Liquidity Summary
• Expect truck production to increase slightly in Q4 2008 as dealers restock inventory, truck market improves, and new products debut
• Parent company has no need to refinance in near-term
– Benefiting from lower Libor interest rate
– Refinancing will be opportunistic to stagger maturities
• Finance companies will return to public markets shortly
– Next significant refinance date is November 2008 for facility that funds dealer-floor plan notes.  Refinancing efforts are underway for renewal of this facility.
• We have sufficient liquidity / borrowing capacity to execute our strategies

500,000
400,000
300,000
200,000
U.S. and Canada
Class 6-8 Retail Industry
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Guidance
Former industry thinking
Current industry thinking

NAVISTAR

Controlling our Destiny
Class 8 Market Share
Military
MaxxForce
TM
Expansionary Growth
CAT JV
Mahindra JV
American LaFrance
MWM Engine Platforms
Parts Growth
EGR versus SCR

2009 / 2010+
Note:  Navistar intends to update 2009 Guidance on the 4Q 2008 conference call.  Navistar’s fiscal year is 11/1 – 10/31.

Summary-Controlling our Destiny
2008 will be a strong year for Navistar despite a weak U.S.
and Canadian industry
Sustainability actions in place for 2009, 2010, and beyond
–
Great Products
Class 8 market share growth
EGR is our technological path
–
Competitive Cost Structure
Global sourcing
Competitive labor contract
Global footprint
–
Profitable Growth
Growth in Export and Military
Cat JV
Mahindra JV
American LaFrance JV

33 Appendix

4Q Changes from 3Q

Change from 3Q08 ($ Millions)
Military
$400 revenue
Medium Production
$100 revenue
Engine – Ford & Medium Volume Impact
$150 revenue
LoneStar
®
& ProStar™ Startup / Stock Options Expense
$30 - 40
additional
expense

2008 Guidance
*Excludes debt of majority-owned dealerships
**Represents costs included in both segments and corporate
***However, in general, we are always required to evaluate our valuation allowance position
($ Millions)
2007 2008 Guidance
Capital Expenditures
$312
$250 - $350
Professional Fees**
$234 $150 - $170
Manufacturing Debt*
$1,762
~$1,700
Engineering & Product
Development
$382
$400 - $430
Manufacturing Cash Balance
$722 $700 - $800
Income tax expense
$47
***No U.S. Federal, however, State and
AMT taxes.  Foreign tax rate ~mid 30’s.
Diluted Shares
70.3 million
~73.5 million

Market Share – US & Canada School Bus
and Class 6-8

Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q July YTD
Bus (School) 59.6% 60.3% 59.3% 59.1% 59.6% 57.4% 56.9% 48.2% 54.2%
Medium (Class 6-7) 36.7% 34.2% 34.4% 37.3% 35.7% 33.6% 35.0% 39.2% 35.9%
   Heavy (LH & RH) 15.8% 12.2% 15.3% 17.1% 15.0% 15.8% 15.0% 18.9% 16.6%
Severe Service 24.0% 27.8% 26.4% 31.6% 27.1% 35.4% 35.9% 34.4% 35.2%
Combined Class 8 17.9% 16.7% 19.3% 22.4% 18.7% 22.6% 22.8% 24.6% 23.4%
Combined Market Share 24.7% 25.1% 27.2% 30.9% 26.6% 28.7% 29.2% 30.3% 29.4%
Severe Service  22.8% 25.9% 24.3% 28.5% 25.1% 28.2% 25.6% 25.7% 26.5%
Combined Class 8 17.6% 16.0% 18.5% 21.2% 18.0% 19.8% 18.6% 21.3% 19.9%
Combined Market share 24.5% 24.8% 26.7% 30.3% 26.2% 27.1% 26.9% 28.2% 27.4%
2008 Market Share Excluding U.S. Military
2008 2007
2007 Market Share Excluding U.S. Military

Truck Shipments
Note:  Information shown below is based on Navistar’s fiscal year-end
Fiscal Year 2006 1Q06 2Q06 3Q06 4Q06 Full Year 2006
BUS 4,100 4,600 4,600 5,200 18,500
MEDIUM 7,300 11,500 12,100 14,300 45,200
HEAVY 7,900 9,900 10,200 15,400 43,400
SEVERE 3,900 4,500 4,300 6,300 19,000
TOTAL 23,200 30,500 31,200 41,200 126,100
MILITARY (U.S. & Foreign) 400 500 1,200 800 2,900
EXPANSIONARY 5,700 6,500 7,300 6,900 26,400
WORLD WIDE TRUCK 29,300 37,500 39,700 48,900 155,400
Fiscal Year 2007 1Q07 2Q07 3Q07 4Q07 Full Year 2007
BUS 3,400 4,100 3,200 3,900 14,600
MEDIUM 9,700 6,800 5,600 6,600 28,700
HEAVY 7,000 4,500 2,600 3,300 17,400
SEVERE 3,900 3,300 3,500 3,700 14,400
TOTAL 24,000 18,700 14,900 17,500 75,100
MILITARY (U.S. & Foreign) 600 900 700 1,000 3,200
EXPANSIONARY 9,100 8,700 9,000 8,500 35,300
WORLD WIDE TRUCK 33,700 28,300 24,600 27,000 113,600
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 July YTD FY08
BUS 3,100 3,300 2,700 9,100
MEDIUM 3,700 6,300 5,800 15,800
HEAVY 2,600 3,900 4,500 11,000
SEVERE 2,400 3,400 3,300 9,100
TOTAL 11,800 16,900 16,300 45,000
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 6,100
EXPANSIONARY 5,900 8,100 8,400 22,400
WORLD WIDE TRUCK 19,300 27,200 27,000 73,500

World Wide Engine Shipments
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 80,200          92,200          75,200          68,100          315,700
Other OEM's (All Models) 25,300          29,000          26,500          24,100          104,900
Engine Shipments to Truck Group 17,600          24,300          25,100          32,100          99,100
Total Shipments 123,100        145,500        126,800        124,300        519,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000          56,200          65,400          53,500          235,100
Other OEM's (All Models) 21,000          26,400          29,100          27,700          104,200
Engine Shipments to Truck Group 23,100          12,100          13,700          16,500          65,400
Total Shipments 104,100        94,700          108,200        97,700          404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q July YTD
Ford 47,000          55,300          25,200          -                127,500
Other OEM's (All Models) 25,900          31,400          35,100          -                92,400
Engine Shipments to Truck Group 12,900          15,800          19,000          -                47,700
Total Shipments 85,800          102,500        79,300          -                267,600
2008
2007
2006

Order Receipts – U.S. & Canada
Navistar (Order receipt data) 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 2,700           2,800           3,400           2,700           11,600
Medium (Class 6-7) 4,300           3,100           6,100           5,300           18,800
Combined Class 8 (Heavy & Severe Service) 5,200           4,600           8,300           5,800           23,900
Total Navistar 12,200         10,500         17,800         13,800         54,300
Industry (Order receipt data) 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 4,500           4,100           5,500           5,300           19,400
Medium (Class 6-7) 14,000         10,900         12,200         13,300         50,400
Combined Class 8 (Heavy & Severe Service) 31,000         20,400         28,100         27,900         107,400
Total Industry 49,500         35,400         45,800         46,500         177,200
Navistar (Order receipt data) 1st Q 2nd Q 3rd Q 4th Q July YTD
Bus (School) 2,400           2,800           3,900           -               9,100
Medium (Class 6-7) 5,300           5,600           3,800           -               14,700
Combined Class 8 (Heavy & Severe Service) 11,000         11,300         14,200         -               36,500
Total Navistar 18,700         19,700         21,900         -               60,300
Industry (Order receipt data) 1st Q 2nd Q 3rd Q 4th Q July YTD
Bus (School) 3,900           5,000           6,600           -               15,500
Medium (Class 6-7) 14,200         16,200         11,300         -               41,700
Combined Class 8 (Heavy & Severe Service) 44,300         39,800         40,300         -               124,400
Total Industry 62,400         61,000         58,200         -               181,600
2008
2008
Order receipts:  U.S. & Canada (Units)
2007
2007
Order receipts:  U.S. & Canada (Units)

0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
FY2007 FY2008 Goal
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
FY2007 FY2008 Fcst*
0
25,000
50,000
75,000
100,000
FY2007 FY2008 Fcst*

2008 Shipment Guidance
Total - 404,700
340K – 350K
38,000 38,000
Total - 76,800
65K – 75K
*midpoint of guidance
Navistar Engine Shipments
**includes all military shipments
Navistar U.S. & Canada Shipments
(Class 6-8 Units)
Navistar Expansionary** Shipments
Q4 – 18,100
Q4 – 19,900
July YTD
58,700
July YTD
50,100
Q4 – 97,700
Q4 – 77,000
July YTD
307,000
July YTD
267,600
Q4 – 9,000 Q4 – 9,500
July YTD
29,000
July YTD
28,500

International Dealer
Stock Inventory in units
Nov-03
Mar-04
Jul-04
Nov-04
Mar-05
Jul-05
Nov-05
Mar-06
Jul-06
Nov-06
Mar-07
Jul-07
Nov-07
Mar-08
Jul-08

NAVISTAR

0 2,000 4,000 6,000 8,000 10,000 12,000 Lowest point in over 5 years Dealer Stock Inventory – Lowest point in over 5 years 41

Options Outstanding and Exercisable
(Unaudited)
Options Outstanding Options Exercisable
Range of prices
Number Outstanding       Weighted Avg
(in thousands)
Remaining
Contractual Life (in years)
Weighted Avg Exercise
Price
Number Exercisable     Weighted Avg
(in thousands)
Remaining
Contractual Life (in years)
Weighted Avg
Exercise Price
$21.22  - $31.81 2,345 5.2 $            25.70 1,986 4.9 $           25.61
$32.18  - $41.53 2,296 3.9 39.74 2,296 3.9 39.74
$42.48  - $51.75 1,032 5.0 43.08 1,032 5.0 43.08
Total 5,673 4.6 $            34.55 5,314 4.5 $           35.11
Note: Information as of July 31, 2008.
Basic average shares outstanding for the nine months ended July 31, 2008 were approximately 70.5 million.

Class 8 Reconciliation

Actual Actual Forecast
2006 2007 2008
Navistar (Fiscal year) 316,100       206,000       165,500
Wards Data (Calendar year) 322,500       173,500       Not Available
Difference due to CY to FY adjustment (6,400)          32,500         Not Available
ACT Research (July 2008 Outlook Report)
329,200       182,400       165,420
CY to FY adjustment (6,400)          32,500         (2,121)
Other misc. Class 8 OEMS/Military (8,600)          (5,500)          (1,000)
Total (ACT Comparable Class 8 to Navistar) 314,200       209,400       162,299
Reconciliation
to Wards
Reconciliation
to ACT
U.S. and Canada Retail Unit Sales - Class 8 Reconciliation

The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

NAVISTAR

SEC Regulation G
DEBT YE 2005 YE 2006 YE 2007 2007 - 3Q 2008 - 3Q
(in millions)
Manufacturing operations
January 2007 Loan Facility (Libor + 325) - $                          - $                          1,330 $                  1,445 $                   1,330 $
Bridge Loan Facility (Libor + 500) -                             1,500                    -                              -                              -
Financing arrangements and capital lease obligations  408                        401                        369                         376                          313
6.25% Senior Notes 400                        -                             -                              -                              -
9.375% Senior Notes 393                        -                             -                              -
7.5% Senior Notes
249                        15                          15                           15                            15
Majority owned dealership debt 245                        484                        267                         326                          184
4.75% Subordinated Exchangeable Notes, due 2009
202                        1                              1
2.5% Senior Convertible Notes 190                        -                             -                              -                              -
9.95% Senior Notes
13                          11                          8                             9                              6
Other 24                          61                          40                           47                            35
Total manufacturing operations debt
2,124                    2,472                    2,029                      2,219                       1,884
Financial services operations
Borrowing secured by asset-backed securities, at variable rates, due serially through 2011
2,779 $                 3,104 $                 2,748 $                  2,899 $                   2,371 $
Bank revolvers, variable rates, due 2010 838                        1,426                    1,354                      1,224                       1,401
Revolving retail warehouse facility, variable rates, due 2010
500                        500                        500                         500                          500
Commercial Paper -                             28                          117                         115                          249
Borrowing secured by operating and finance leases 148                        116                        133                         139                          127
Total financial services operations debt 4,265 $                 5,174 $                 4,852 $                  4,877 $                   4,648 $
Cash & Marketable Securities YE 2005 YE 2006 YE 2007 2007 - 3Q 2008 - 3Q
Manufacturing non-GAAP (Unaudited)
867 $                     1,214 $                 722 $                      607 $                       576 $
Financial Services non-GAAP (Unaudited) 53                          79                          61                           72                            120
Consolidated US GAAP
920 $                     1,293 $                 783 $                      679 $                       696 $
(Audited)
(Audited)
(Unaudited)
(Unaudited)

Unaudited

The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

SEC Regulation G
Based on
414,500
Industry
FY 2006
($ Billions)
FY 2007
($ Billions)
FY 2008
($ Billions)
As Reported As Reported As Reported As Reported
Revenues $14 $12 $9.1 $10.9
($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing Segment Profit $838 $426 $1,050 $1,100 $323 $837
Corporate Items ($398) ($431) ($385) ($375) ($423) ($313) ($289) ($265)
Interest Expense ($192) ($196) ($150) ($140) ($177) ($157) ($147) ($114)
Financial Services Profit $147 $128 $10 $25 $100 $140 $124 ($7)
Sub total - Below the line range: ($443) ($499) ($525) ($490) ($500) ($330) ($312) ($386)
Consolidated Income Before Income Tax $395 ($73) $525 $610 $1,100 $1,270 $11 $451
Taxes Benefit (Expense) ($94) ($47) ($58) ($62) ($28) ($17)
Net Income (Loss) $301 ($120) $467 $548 ($17) $434
Diluted EPS $4.12 ($1.70) $6.35 $7.45 ($0.24) $5.92
Memo - Professional fees included above in
corporate items: ($70) ($224) ($160) ($140) ($30) ($20) ($136) ($129)
2008 Full year estimate number of diluted shares 73.5 Million
$1,600
$15+
FY 2009
($ Billions)
($Millions)
SEC Regulation G
FY 2008
($ Billions)
($Millions)
~$15
Full Year
FY 2007
($ Billions)
Guidance Goal
9 months ended July 31

Frequently Asked Questions
Q1: What should we assume as the total on capital expenditures for 2008?
A: For 2008, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be within the $250 million to $350 million range.  We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets that is securitized (owned by) third party financing sources.
Q3: How many Dealcor dealers did you have as of July 31, 2008?
A: Of our 301 primary NAFTA dealers, 20 were Dealcor dealers as of July 31, 2008.  We expect to have
20 Dealcor dealers on October 31, 2008.
Q4: What percentage of Navistar’s parts revenue is proprietary versus all makes?
A: Approximately 40% of part’s revenue is proprietary.
Q5: What do you finance at Navistar Finance Corporation (NFC)?
A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks sold by the company. NFC also finances the company’s wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment (including trailers) of other manufacturers are also financed.

Frequently Asked Questions
Q6: Have you seen any year-over-year steel, precious metals and resin cost increases in 2008?
A: Steel and Other Commodities — Commodity price increases, particularly for aluminum, copper, precious metals, resins, and steel have contributed to substantial cost pressures in the industry as well as from our suppliers. Cost increases related to steel, precious metals, resins, and petroleum products totaled approximately $184 million, $178 million, $86 million, and $42 million for 2005, 2006, 2007, and the nine months of 2008, respectively, as compared to the corresponding prior year period. Generally, we have been able to mitigate the effects of these cost increases via a combination of design changes, material substitution, resourcing, global sourcing efforts, and pricing performance, although we do not specifically identify these items on customer invoices. In addition, although the terms of supplier contracts and special pricing arrangements can vary, generally a time lag exists between when we incur increased costs and when we might recoup them through increased pricing. This time lag can span several quarters or years, depending on the specific situation.
Q7: What is the status of your hybrid program?
A: We were the first manufacturer to bring this technology to on line production for Class 6 &7 and currently are producing our
DuraStar™
hybrid trucks well as a hybrid version of our industry-leading IC
Bus-brand school bus. To date, we have built and fielded over 200 units covering medium truck, bus, and package car applications. We have over 2.0 million miles of validation testing and are in the process of training our entire dealer organization on selling and servicing this new product. Certification tests are showing improvements of up to 70% in fuel economy and 40% in CO2 emissions.

Frequently Asked Questions
Q8: The future of diesel transportation is being impacted by environmental and energy issues such as fuel efficiency, climate change and clean air.  How is Navistar responding to these growing influences?
A: Navistar and its production units are fully engaged and are offering solutions on multiple fronts to the commercial truck industry. Aerodynamic efficiency is the single most important issue to address to improve the fuel economy of on-highway trucks. International
ProStar™
is the industry's most
aerodynamic and fuel efficient Class 8 truck. We do extensive development in wind tunnels and work hard to achieve industry-leading aero-efficiency. And our recently introduced International®
LoneStar™
, the
first ever owner/operator product that is SmartWay certified, is setting a whole new standard of aero-
efficiency among premium Class 8 trucks.  Another significant reduction in both fuel consumption and emissions can be achieved by reducing idle time of on-highway trucks. Navistar will be the first manufacturer to offer a fully integrated Alternate Power Unit (APU) when the
MaxxPower™
APU is
launched later this year. The
MaxxPower™
APU allows drivers to operate the truck HVAC system and
other "hotel" loads while consuming 80% less fuel than idling the main engine. We also believe hybrid technology will be a large part of the national response to climate change and fuel use and we are raising our role as a contributor to energy efficient transportation solutions in the commercial truck, commercial bus and school bus businesses.  We are leveraging the natural fuel efficiency of diesel engines and vehicles in several key moves.
We are building on our record as the leader in Green Diesel Technology, where Navistar set the pace for
the industry in achieving this year’s historically low emission requirements.   We have advanced the
standard of efficiency with our new
ProStar™
truck. And we are well into the important wave of customer
interest in hydraulic and electric hybrids which will have a substantial impact on the reduction in green house gas emissions.
Navistar was recognized for leadership in the development of hybrid advanced technology in California, receiving the Blue Sky Award for 2007 from WestStart-CALSTART.